Exhibit 99.1

TOYOTA FINANCIAL SERVICES 1 Presentation Materials for Investors June 2021

TOYOTA FINANCIAL SERVICES 2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Reform Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the forward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our corporate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website.

Disclaimer

- This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.
- These statements are based on current expectations and currently available information.
- Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation ("TMCC").
- We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.
- This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.
- Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.
- This presentation and its contents are directed only at and may only be communicated to (a) persons in member states of the European Economic Area who are "qualified investors" within the meaning of Article 2(e) of the Prospectus Regulation (EU) 2017/1129 (the "Prospectus Regulation") and (b) persons in the United Kingdom who are "qualified investors" within the meaning of Article 2(e) of the Prospectus Regulation as it forms part of United Kingdom domestic law by virtue of the European Union (Withdrawal) Act 2018 who are (i) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (ii) high net worth entities and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, or (iii) other persons to whom it may otherwise lawfully be communicated (all such persons in (a) through (b) are collectively referred to as "Relevant Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.
- This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the Euro Medium Term Note Programme base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 18 September 2020 as supplemented from time to time (together, the "Prospectus") together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.com/exchange/news/market-news/marketnewshome.html. Investors should read the Prospectus before making an investment decision in order to fully understand the potential risks and rewards associated with the decision to invest in any securities of Toyota Motor Credit Corporation issued under the Euro Medium Term Note Programme. Approval of the Prospectus by the Central Bank of Ireland should not be understood as an endorsement of securities issued under the Euro Medium Term Note Programme.
- Investors and others should note that we announce material financial information using the investor relations section of our corporate website (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed (http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

TOYOTA FINANCIAL SERVICES 3

TOYOTA FINANCIAL SERVICES 4 Toyota’s Global Business Markets vehicles in approximately 200 countries and regions 50 overseas manufacturing organizations in 27 countries and regions besides Japan AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Securities Services Ancillary Products & Services OTHER BUSINESSES Housing Marine Telecommunications e - Business Intelligent Transport Services Biotechnology & Afforestation

TMC Financial Highlights

Sales Revenues



Twelve Months Ended, Mar 31
¥30,225.6
¥29,866.5
¥27,214.5
2019
2020
2021

Operating Income



Twelve Months Ended, Mar 31
¥2,467.5
¥2,399.2
¥2,197.7
2019
2020
2021

Net Income



Twelve Months Ended, Mar 31
¥1,882.8
¥2,036.1
¥2,245.2
2019
2020
2021

Total Liquid Assets(1)



As of Mar 31
¥9,454.4
¥8,602.6
¥11,579.4
2019
2020
2021

Capital Expenditures



¥1,372.3
¥1,293.2
¥1,350.0
FY20
FY21
FY22 Est.

R&D Expenditures



¥1,110.3
¥1,090.4
¥1,160.0
FY20
FY21
FY22 Est.

¥ in billions
TMC has adopted International Financial Reporting Standards (IFRS) beginning from the first quarter of the fiscal year ending March 2021
(1) Cash and cash equivalents, time deposits, marketable debt securities and its investment in monetary trust funds, excluding in each case those relating to financial services
Source: *TMC FY2019 Financial Summary; TMC FY2020 Financial Summary, TMC FY2021 Financial Summary*

TOYOTA FINANCIAL SERVICES 5

TOYOTA FINANCIAL SERVICES 6 Toyota USA Operations by the Numbers 1. All data as of December 2020, except where noted 2. Toyota vehicles and components assembled using U.S. and globally sourc ed parts 3. Parts, materials and components (CY2020) 4. Goods and Services (CY 2020) 5. As of Dec. 31, 2020 6. Based on Toyota d ata . Includes direct and dealer employees 7. Including our joint venture plant in Alabama. Includes U.S. (not HI) and Puerto Rico 8. Global es timate based on FY18 projections of Toyota Motor Corporation 9. As of CY 2020 10. 2015 Center for Automotive Research Study. Inc ludes direct, dealer and supplier employees, and jobs created through their spending. Source : Toyota USA website

TOYOTA FINANCIAL SERVICES 7 Toyota Operations Across the US Source : Toyota USA website

TOYOTA FINANCIAL SERVICES 8 Toyota Motor North America, Inc. $30.6B+ Direct investment in the U.S. as of December 30, 2020 30M+ Vehicles assembled in US since 1986 with over 60 years of US presence $1.3B 2017 five - year planned investment in U.S. manufacturing, R&D, and operations achieved one year earlier than anticipated 16% TMNA sales came from alternative power vehicles in CY2020 40%+ Share of the total alternative fuel vehicle market ~70% New vehicles will be electrified in some form by 2030 Source : Toyota Motor North America, Inc. Reports

TOYOTA FINANCIAL SERVICES 9 Toyota and Lexus 3 rd Party Accolades Quality, dependability, safety and product appeal remain high as reflected by numerous 3 rd party accolades 2021 Fortune Toyota ranked one of the “World’s Most Admired Companies” and named the No. 1 Motor Vehicle company (7 th year running) 2021 IIHS Top Safety Pick Awards 7 qualifying Toyota models (2 pick+) 3 qualifying Lexus models (2 pick+) 2021 Kelley Blue Book Lowest 5 - Year Cost to Own Brand Toyota and Lexus 2021 J.D. Power and Associates Vehicle Dependability Survey Toyota Motor Corporation received the most segment awards in the survey 2020 Kelley Blue Book Most Awarded Brands No. 1 on Kelley Blue Book’s 10 most Awarded Brands 2021 MY NHTSA 5 - Star Overall Rating 21 Toyota models 13 Lexus models 2021 U.S. News Best Cars for the Money Toyota RAV4 Hybrid, Toyota Corolla Hybrid, Toyota Camry Toyota Avalon 2021 Kelley Blue Book Best Resale Value Brand Toyota/Lexus takes the title with seven category champions. July 2020 IIHS Used Vehicle List Best Choices for Teens 5 Toyota vehicles US News: The 15 Cars with the Best Gas Mileage in 2021 7 Toyota models 2 Lexus models 2020 Interbrand Best Global Brands Toyota named world’s most valuable automotive brand 2021 U.S. News Best Cars for Families RAV4, Highlander Hybrid, Avalon and Avalon Hybrid

TOYOTA FINANCIAL SERVICES 10 Toyota and Lexus Vehicle Highlights RAV4 (Hybrid/Prime) Sienna (Hybrid) Tacoma Camry (Hybrid/AWD) IS Venza (Hybrid) LF - Z Concept (BEV) bZ4x Concept (BEV)

TOYOTA FINANCIAL SERVICES 11 Toyota CASE Technologies TRI - P4 e - Palette Fuel Cell and Battery Electric Connected Autonomous Shared Electric

TOYOTA FINANCIAL SERVICES 12 Toyota Financial Services

TOYOTA FINANCIAL SERVICES 13 TFS Group Global Presence JAPAN REGION EUROPE/AFRICA REGION CHINA REGION ASIA/PACIFIC REGION AMERICAS OCEANIA REGION Finland Sweden Norway Denmark Vietnam Netherlands Ireland Germany UK France Czech Poland Slovakia Hungary Portugal Spain Italy Kazakhstan China Korea Japa n Taiwan India Thailand Russia Philippines Malaysia Indonesia South Africa Australia New Zealand Argentina Brazil Venezuela Mexico Puerto Rico Canad a U.S.A.

TOYOTA FINANCIAL SERVICES 14 Toyota Motor Credit Corp (TMCC) Toyota Motor Corporation (TMC)  Toyota Financial Services Corporation (TFSC)  Toyota Motor Credit Corporation (TMCC) • Over 4.5 million active finance contracts (1) • A+/A1/A+ (2) rated captive finance company by S&P/Moody’s/Fitch • Credit support agreement structure with TFSC/TMC (3) (1) As of March 2021 . Source : Company Reports (2) S&P, Fitch and Moody’s Outlook Stable (3) The Credit Support Agreements do not apply to securitization transactions

TOYOTA FINANCIAL SERVICES 15 89% 3% 8% $12.76B FY 2021 Revenue TMCC Products and Services ▪ Dealer Financing • Wholesale • Real Estate • Working Capital • Revolving Credit Lines ▪ Consumer Financing • Retail • Lease ▪ Voluntary Protection Products • Service Agreements • Prepaid Maintenance • Guaranteed Auto Protection • Excess Wear & Use • Tire & Wheel • Key Replacement Protection • Used Vehicle Limited Warranty TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 Source : TMCC March 31, 2021 10 - K . Reflects Operating Lease and Retail Financing revenues; Dealer Financing revenues; and Insurance earned premiums and contract revenues for the twelve months ended March 31, 2021

TOYOTA FINANCIAL SERVICES 16 Field Organization Overview TFS HQ Customer Service Center (CSC) Plano, TX Phoenix, AZ Cedar Rapids, IA Baltimore, MD Atlanta, GA Henderson, NV Dealer Service Center (DSC) Toyota Financial Savings Bank Restructuring to better serve customers by relocating and streamlining customer service operations and investing in new technology (1) 1, On March 24, 2021, TMCC announced it will restructure its customer service operations to better serve its customers by re loc ating and streamlining customer service operations and investing in new technology. Over the next two years, TMCC will move its three regional customer service centers to be co - located with regional dealer service centers in Chandler, AZ (West Region), Plano, TX (Central Region) and Alpharetta, GA (East Region)

TOYOTA FINANCIAL SERVICES 17 TMCC Earning Asset Composition $ in billions TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 Source: TMCC March 31, 2017 10 - K, March 31, 2018 10 - K, March 31, 2019 10 - K, March 31, 2020 10 - K, & March 31, 2021 10 - K 38.1 38.7 37.9 36.4 37.1 50.7 52.3 53.0 56.4 65.6 17.8 17.3 17.5 17.6 13.5 $106.6 $108.3 $108.4 $110.4 $116.2 Mar-17 Mar-18 Mar-19 Mar-20 Mar-21 Total Managed Assets Lease Retail Wholesale 12% 56% 32% 37.8 40.4 41.9 44.0 43.9 12.9 11.9 11.1 12.4 21.7 $50.7 $52.3 $53.0 $56.4 $65.6 0 20 40 60 Mar-17 Mar-18 Mar-19 Mar-20 Mar-21 Retail Assets Unencumbered Sold 67% 33% 33.2 33.0 32.6 30.8 30.5 4.9 5.7 5.3 5.6 6.6 $38.1 $38.7 $37.9 $36.4 $37.1 0 10 20 30 40 50 Mar-17 Mar-18 Mar-19 Mar-20 Mar-21 Lease Assets Unencumbered Sold 82% 18%

TMCC Financial Performance

Total Financing Revenues



Twelve Months Ended, Mar 31
$11,640
$12,029
$11,799
2019
2020
2021

Net Revenues



Twelve Months Ended, Mar 31
$3,180
$3,630
$4,931
2019
2020
2021

Net Income



Twelve Months Ended, Mar 31
$795
$913
$2,017
2019
2020
2021

60+ Days Delinquent(1)



As of Mar 31
Retail
Lease
0.34%
0.27%
0.41%
0.34%
0.27%
0.20%
2019
2020
2021

Allowance for Credit Losses(1)(2)



As of Mar 31
0.55%
0.73%
1.47%
2019
2020
2021

Net Credit Losses(1)(3)



Twelve Months Ended, Mar 31
0.39%
0.44%
0.29%
2019
2020
2021

$ in millions
TMCC has adopted Accounting Standard Update "ASU" 2016-13 effective starting April 1, 2020
(1) 60+ Days Delinquent, Allowance for Credit Losses, and Net Credit Losses: percentage of gross earning assets
(2) Allowance for Credit Losses: the quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before allowance for credit losses) plus gross investments in operating leases (investments in operating leases before allowance for credit losses). Starting April 1, 2020, quotient for credit losses divided by sum of gross finance receivables (finance receivables before allowance for credit losses)
(3) Net Credit Losses: results are annualized and for Finance Receivables only
Source: *TMCC March 31, 2019 10-K; March 31, 2020 10-K, & March 31, 2021 10-K*

TOYOTA FINANCIAL SERVICES 18

TOYOTA FINANCIAL SERVICES 19 TMCC Funding Programs

TMCC Funding Program Overview

Highly Liquid and Well Diversified

P-1 | A-1+ | F-1

Direct Issue
Commercial Paper Program

$22.7B

Undrawn Committed Bank
Credit Facilities[1]

$15.2B

Average Liquidity Portfolio
Balance for FY21

$70B +

Unencumbered
Retail Loans and Leases

EUR
NZD JPY
USD
GBP AUD

Global Issuance Capacity

Intercompany Lending
Infrastructure

Investor Focused

- Long-Term Perspective
- Best-in-Class Execution
- Responsive
- Flexible

Innovative

Diversity & Inclusion


GREEN BACKED


November 2017
TOYOTA MOTOR CREDIT CORPORATION
TMCC
Toyota Motor Credit Corporation
€600mn 0.00% Green Notes due 2021
€600mn 0.625% Notes due 2024
ING
UniCredit


TOYOTA MOTOR CREDIT CORPORATION
TMCC
TOYOTA
DIVERSITY | INCLUSION
citi

Green Bonds

Source: TMCC March 31, 2021 10-K and Company Reports
(1) *As of March 31, 2021*, includes $3.3B of available credit in a revolving asset-backed facility

TOYOTA FINANCIAL SERVICES 20

TOYOTA FINANCIAL SERVICES 21 Commercial Paper Highlights P – 1 | A – 1+ | F1 Moody’s S&P Fitch Highest Short - Term Ratings TCCI TFA TMCC TMFNL TCPR Five Distinct Programs $15.0B | $4.4B Syndicated Other Backed by $19.4B of Committed Bank Credit (1) $22.1B Average Outstanding Balance TMCC and TCPR during FY21 700+ Investors State and Local, Corporates, Pension Funds, Asset Managers, Financial Institutions DOCP <GO> Rates Posted Daily on Bloomberg Source : TMCC March 31, 2021 10 - K and Company Reports (1) As of March 31, 2021

TOYOTA FINANCIAL SERVICES 22 TMCC FY 2021 Funding Overview As of March 31, 2021 (1) Net of retained (2) Funding from asset - backed loans and ABCP Conduits Figures may not add up to 100% due to rounding ABS , 43% Global , 33% Other , 12% MTN , 10% Uridashi , 2% $49.8B Term Debt Funded FY 2021 $28.1B $9.5B $12.2B Unsecured Public and 144A ABS (1) Private ABS (2)

TOYOTA FINANCIAL SERVICES 23 Diversification in Debt Offerings As of May 31, 2021 $ in millions Global MTN , $36,434 Public / Private ABS , $24,490 EMTN / Eurobonds , $17,514 MTN , $6,575 Other , $3,850 By Deal Type USD , 76,073 EUR , 7,204 AUD , 3,266 GBP , 1,948 Other , 371 By Currency

TOYOTA FINANCIAL SERVICES 24 Funding Flexibility and Responsiveness (1) Unsecured U.S. MTN issuances, excluding Structured Notes and Retail Notes Percentages may not add to 100% due to rounding Source: Company Reports 45% 37% 49% 73% 45% 44% 51% 38% 19% 48% 11% 12% 13% 8% 7% FY17 FY18 FY19 FY20 FY21 Diversification Across the USD Curve (1) <=2yrs 3-5yrs 7-10yrs

TOYOTA FINANCIAL SERVICES 25 TMCC Retail Loan Collateral & ABS Transactions

TOYOTA FINANCIAL SERVICES 26 Credit Decisioning & Collections Disciplined Underwriting Consistent and conservative underwriting standards designed to limit delinquencies and credit losses • Key mission is to support Toyota and Lexus brand and vehicle sales • Continued focus on prime originations • Proprietary credit scores that leverage TMCC’s extensive origination history • Regular statistical validations of predictive power Servicing Optimization Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth • Emphasis on early intervention • Reinforcement of strong compliance management system • Focus on analytics and technology to prioritize high risk accounts and manage loss severities

TOYOTA FINANCIAL SERVICES 27 Cumulative Net Losses by Vintage Source : Company Reports as of March 31, 2021 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2015 2007 2008

TOYOTA FINANCIAL SERVICES 28 Retail Managed Portfolio Performance Source: Company Reports as of March 31, 2021 $63 $56 $53 $53 $51 $50 $50 FY21 FY20 FY19 FY18 FY17 FY16 FY15 Receivables Principal Balance ($B) $56 $63 Mar 2020 Mar 2021 3.24 3.14 3.10 3.16 3.18 3.16 3.21 FY21 FY20 FY19 FY18 FY17 FY16 FY15 Contracts Outstanding (#M) 3.14 3.24 Mar 2020 Mar 2021 0.0% 0.5% 1.0% FY21 FY20 FY19 FY18 FY17 FY16 FY15 0.63% 0.40% 0.63% 0.44% 0.54% 0.37% Mar 2020 Mar 2021 Mar 2020 Mar 2021 Mar 2020 Mar 2021% 60+D Past Due Gross Charge Offs Net Losses Performance by Principal Balance Outstanding 0.0% 0.5% 1.0% 1.5% 2.0% FY21 FY20 FY19 FY18 FY17 FY16 FY15 0.76% 0.49% 1.11% 0.88% Mar 2020 Mar 2021 Mar 2020 Mar 2021% 60+D Past Due % Repossessed Performance by Contracts Outstanding

TOYOTA FINANCIAL SERVICES 29 Origination Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of March 31, 2021. Includes retail loans for Toyota and Lexus brands only 42% 35% 18% 25% 20% 25% 20% 23% 23% 26% 32% 45% 60% 52% 53% CY17 CY18 CY19 CY20 CY21 APR Distribution* <2.0% 2.0%-3.99% >=4.0% 734 735 740 731 725 CY17 CY18 CY19 CY20 CY21 Weighted Average FICO 69 68 69 70 71 CY17 CY18 CY19 CY20 CY21 Weighted Average Original Term 23% 27% 32% 35% 77% 73% 68% 65% CY18 CY19 CY20 CY21 New vs Used Used New

TOYOTA FINANCIAL SERVICES 30 TAOT Deal Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of March 31, 2021 748 769 2010-A 2021-A Weighted Average FICO $12,659 $20,263 2010-A 2021-A Average Principal Balance 62 65 40 51 22 14 2010-A 2021-A Original Term Remaining Term Seasoning Weighted Avg Orig and Rem Term (months) 59% 33% 41% 67% 2010-A 2021-A Sedans and Vans Trucks and SUVs Receivables by Vehicle Type (%)*

TAOT Cumulative Net Losses



2010, 2011, 2012 Series
TAOT 2010-A
TAOT 2010-B
TAOT 2010-C
TAOT 2011-A
TAOT 2011-B
TAOT 2012-A
TAOT 2012-B
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1
5
9
13
17
21
25
29
33
37
41
45
49



2013, 2014, 2015 Series
TAOT 2013-A
TAOT 2013-B
TAOT 2014-A
TAOT 2014-B
TAOT 2014-C
TAOT 2015-A
TAOT 2015-B
TAOT 2015-C
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1
5
9
13
17
21
25
29
33
37
41
45
49



2016, 2017, 2018 Series
TAOT 2016-A
TAOT 2016-B
TAOT 2016-C
TAOT 2016-D
TAOT 2017-A
TAOT 2017-B
TAOT 2017-C
TAOT 2017-D
TAOT 2018-A
TAOT 2018-B
TAOT 2018-C
TAOT 2018-D
0.7%
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1
5
9
13
17
21
25
29
33
37
41
45
49



2019, 2020, 2021 Series
TAOT 2019-A
TAOT 2019-B
TAOT 2019-C
TAOT 2019-D
TAOT 2020-A
TAOT 2020-B
TAOT 2020-C
TAOT 2021-A
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1
5
9
13
17
21
25
29
33
37
41
45
49

Source: *Company Reports as of May 15, 2021 payment date*

TOYOTA FINANCIAL SERVICES 31

TOYOTA FINANCIAL SERVICES 32 TALNT Performance Source : Company Reports as of May 25, 2021 payment date 0.00 0.05 0.10 0.15 0.20 0.25 0.30 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 Months 3mo Average 60+ Days Delinquencies Metric (%) TALNT19-1 TALNT20-1 TALNT21-1 - 0.10 0.20 0.30 0.40 0.50 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 Months Annualized 3mo Average Net Credit Loss Metric (%) TALNT19-1 TALNT20-1 TALNT21-1

TOYOTA FINANCIAL SERVICES 33 Appendix

TOYOTA FINANCIAL SERVICES 34 TMCC Financial Performance TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 (1) Percentage of gross earning assets (2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before allow anc e for credit losses) plus gross investments in operating leases (investments in operating leases before allowance for credit losses) Source : TMCC March 31, 2020 10 - K & March 31, 2021 10 - K Consolidated Income Statement Fiscal Year Ended March 31, (USD millions) 2019 2020 2021 Total Financing Revenues 11,640 12,029 11,799 less: Interest Expense and Depreciation 9,656 9,654 8,234 add: Other Income 1,196 1,255 1,366 Net Financing Revenues 3,180 3,630 4,931 Net Income 795 913 2,017 Credit Performance March 31, 2019 2020 2021 Over 60 Days Delinquent (1) Retail 0.34% 0.41% 0.27% Lease 0.27% 0.34% 0.20% Allowance for Credit Losses (1) (2) 0.55% 0.73% 1.47% Fiscal Year Ended March 31, 2019 2020 2021 Net Credit Losses (1) 0.39% 0.44% 0.29%

TOYOTA FINANCIAL SERVICES 35 Credit Support Agreement TFSC Credit Support Agreement Securities (1) issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC • TFSC will own 100% of TMCC • TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding • If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds avail abl e to TMCC to ensure that all such payment obligations are paid as due • Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyot a t o provide a rating has confirmed no change in rating of all such securities TMC Credit Support Agreement TFSC in turn has the benefit of a credit support agreement with TMC • Same key features as TFSC/TMCC credit support agreement • TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding TFSC’s and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations (1) “Securities” defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset - backed securities issued by TMCC’s securitization trusts.

TOYOTA FINANCIAL SERVICES 36 Origination Profile (1) Percentages may not add to 100.0% due to rounding. Source: Company Reports as of March 31, 2021 TMCC Retail Auto Loan Originations Original Summary Characteristics by Vintage Origination Year: 2017 2018 2019 2020 2021 Number of Pool Assets 882,329 847,020 948,970 1,007,542 273,593 Original Pool Balance $24,699,290,739 $24,306,812,650 $27,579,012,944 $30,738,117,735 $8,447,007,984 Average Initial Loan Balance $27,993 $28,697 $29,062 $30,508 $30,874 Weighted Average Interest Rate 3.22% 4.09% 5.02% 4.48% 4.66% Weighted Average Original Term 69 Months 68 Months 69 Months 70 Months 71 Months Weighted Average FICO 734 735 740 731 725 Minimum FICO 383 395 382 376 395 Maximum FICO 900 900 900 900 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance: State 1 CA - 23.3% CA - 23.5% CA - 21.3% CA - 22.0% CA - 23.0% State 2 TX - 14.4% TX - 15.0% TX - 15.2% TX - 15.0% TX - 14.5% State 3 NY - 4.2% IL - 4.0% VA - 4.5% VA - 4.6% VA - 4.5% State 4 PA - 3.8% PA - 3.7% NY - 4.0% NY - 4.1% NY - 4.1% State 5 NJ - 3.7% NY - 3.7% PA - 3.9% PA - 4.0% PA - 4.0% Distribution of Receivables by Contract Rate: (1) Less than 2.0% 42.4% 34.9% 17.6% 24.6% 20.5% 2.0% - 3.99% 25.3% 19.7% 22.6% 23.1% 26.4% 4.0% - 5.99% 17.0% 21.1% 31.1% 27.2% 28.8% 6.0% - 7.99% 6.7% 12.6% 15.3% 12.6% 11.9% 8.0% - 9.99% 3.7% 5.1% 6.0% 5.1% 4.8% 10.0% - 11.99% 2.2% 2.6% 2.8% 2.6% 2.4% 12.0% - 13.99% 1.2% 1.5% 1.8% 1.6% 1.7% 14.0% - 15.99% 0.7% 0.9% 1.0% 1.2% 1.4% 16.0% and greater 0.8% 1.6% 1.8% 2.0% 2.2% Total 100.00% 100.00% 100.00% 100.00% 100.00% Share of Original Assets: Percentage of Non - Toyota/Non - Lexus 3.0% 3.3% 3.6% 5.9% 7.2% Percentage of 75+ Month Term 15.2% 15.4% 23.0% 28.0% 29.1% Percentage of Used Vehicles 23.0% 23.0% 26.9% 31.6% 34.9%

TOYOTA FINANCIAL SERVICES 37 Managed Portfolio Performance (1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMC C. (2) Number of contracts outstanding at end of period. (3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be pas t due if less than 90% of such payment is made. TMCC Retail Loan Delinquency Experience (1) At March 31, 2021 2020 2019 2018 2017 Outstanding Contracts (2) 3,237,181 3,142,143 3,097,464 3,158,375 3,181,143 Number of Accounts Past Due in the following categories 30 - 59 days 27,476 40,205 38,498 37,044 36,396 60 - 89 days 7,223 11,604 9,576 9,464 8,018 Over 89 days 8,500 12,219 8,240 8,063 7,633 Delinquencies as a Percentage of Contracts Outstanding (3) 30 - 59 days 0.85% 1.28% 1.24% 1.17% 1.14% 60 - 89 days 0.22% 0.37% 0.31% 0.30% 0.25% Over 89 days 0.26% 0.39% 0.27% 0.26% 0.24%

Performance - Retail Loan

TMCC Managed Portfolio Net Loss and Reposession Experience (dollars in thousands)[1]

	For the Fiscal Years Ended March 31,				
	2021	2020	2019	2018	2017
Principal Balance Outstanding (2)	$62,833,053(9)	$56,265,888	$53,236,380	$52,760,041	$50,759,341
Average Principal Balance Outstanding (3)	$59,549,471	$54,751,134	$52,998,211	$51,759,691	$50,238,127
Number of Contracts Outstanding	3,237,181	3,142,143	3,097,464	3,158,375	3,181,143
Average Number of Contracts Outstanding (3)	3,189,662	3,119,804	3,127,920	3,169,759	3,172,166
Number of Repossessions (4)	28,423	34,899	35,694	38,580	45,883
Number of Repossessions as a Percent of the Number of Contracts Outstanding (7)	0.88%	1.11%	1.15%	1.22%	1.44%
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding (7)	0.89%	1.12%	1.14%	1.22%	1.45%
Gross Charge-Offs (5)(8)	$278,833	$352,213	$323,962	$351,634	$395,109
Recoveries (6)	$47,917	$49,191	$48,871	$49,567	$49,474
Net Losses	$230,916	$303,022	$275,091	$302,067	$345,635
Net Losses as a Percentage of Principal Balance Outstanding (7)	0.37%	0.54%	0.52%	0.57%	0.68%
Net Losses as a Percentage of Average Principal Balance Outstanding (7)	0.39%	0.55%	0.52%	0.58%	0.69%

(1) The net loss and repossession data reported in this table includes all retail installments sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal balance for actuarial contracts. Actuarial contracts do not comprise any of the Receivables
(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
(4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged off is the principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off, Also includes recoveries for dealer reserve charge-offs and dealer reserve chargebacks.
(7) Annualized = [Result] Divide By [Number of Periods] Multiply By [12]
(8) Beginning in February 2010, Toyota Motor Credit Corporation changed its charge-off policy from 150 days past due to 120 days past due.
(9) Due to CECL implementation effective 4/1/2020, interest receivable is no longer under Finance Receivable.

Source: *Company Reports*

TOYOTA FINANCIAL SERVICES 38

ABS Deal Comparison

Original Summary Characteristics by Prior Securitization:	TAOT 2019-A	TAOT 2019-B	TAOT 2019-C	TAOT 2019-D	TAOT 2020-A	TAOT 2020-B	TAOT 2020-C	TAOT 2020-D	TAOT 2021-A
Number of Pool Assets	101,380	102,324	72,045	99,197	97,464	67,524	86,264	87,460	89,958
Original Pool Balance	$1,930,929,363.46	$1,907,216,811.97	$1,344,769,909.63	$1,872,859,970.50	$1,855,904,868.20	$1,275,392,995.27	$1,659,837,859.33	$1,652,997,849.97	$1,822,777,183.00
Average Principal Balance	$19,046.45	$18,639.00	$18,665.69	$18,880.21	$19,041.95	$18,888.00	$19,241.37	$18,900.04	$20,263.00
Weighted Average Interest Rate	2.32%	2.56%	2.74%	2.98%	3.20%	3.26%	3.43%	3.46%	3.06%
Weighted Average Original Term	66	66	66	66	66	66	66	66	65
Weighted Average Remaining Term	51	50	50	50	50	49	50	50	51
Weighted Average FICO	762	761	762	766	766	767	769	769	769
Minimum FICO	620	620	620	620	620	620	620	620	620
Maximum FICO	900	900	900	900	900	900	900	900	900
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:									
State 1	CA - 23.9%	CA - 24.7%	CA – 24.8%	CA – 25.0%	CA – 24.7%	CA – 24.2%	CA – 23.8%	CA – 23.3%	CA – 23.7%
State 2	TX - 15.3%	TX - 14.6%	TX – 14.8%	TX – 14.9%	TX – 15.02%	TX – 14.8%	TX – 14.2%	TX – 13.9%	TX – 12.5%
State 3	IL - 4.6%	IL - 4.7%	IL – 4.8%	IL – 4.9%	IL – 4.8%	IL – 4.7%	PA – 5.0%	IL – 4.5%	IL – 4.7%
State 4	PA - 4.0%	PA - 4.0%	PA – 4.0%	PA – 3.9%	PA – 4.0%	PA – 4.1%	IL – 4.7%	PA – 4.1%	PA – 4.4%
State 5	VA - 3.8%	VA - 3.7%	VA – 3.6%	VA – 3.5%	VA – 3.78%	NJ – 3.7%	VA – 3.8%	VA – 3.9%	VA – 3.8%
Distribution of Receivables by Contract Rate: [1]									
Less than 2.0%	57.41%	52.99%	50.71%	47.41%	43.69%	42.68%	38.24%	36.96%	45.00%
2.0% - 3.99%	24.22%	25.69%	24.81%	24.73%	25.54%	25.74%	27.72%	28.73%	24.94%
4.0% - 5.99%	11.70%	13.35%	15.33%	17.46%	19.11%	20.33%	22.47%	22.83%	19.64%
6.0% - 7.99%	3.84%	4.67%	5.74%	6.41%	7.05%	6.95%	7.16%	7.14%	6.37%
8.0% - 9.99%	1.67%	1.88%	1.93%	2.21%	2.50%	2.29%	2.36%	2.33%	2.10%
10.0% - 11.99%	0.77%	0.96%	0.99%	1.09%	1.27%	1.20%	1.21%	1.16%	1.17%
12.0% - 13.99%	0.30%	0.32%	0.36%	0.51%	0.57%	0.57%	0.60%	0.61%	0.53%
14.0% - 15.99%	0.05%	0.11%	0.12%	0.13%	0.21%	0.18%	0.20%	0.18%	0.18%
16.0% and greater	0.01%	0.02%	0.03%	0.00%	0.07%	0.06%	0.05%	0.06%	0.07%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Distribution of Receivables by Vehicle Type: [1]									
Passenger Cars	40.19%	39.10%	37.82%	36.27%	34.99%	33.99%	32.60%	31.67%	30.27%
Minivans	5.79%	5.55%	5.31%	5.40%	5.20%	4.83%	4.26%	4.22%	3.04%
Light Duty Trucks	16.00%	16.57%	17.29%	18.05%	18.28%	17.87%	17.63%	17.08%	16.81%
SUVs	38.03%	38.78%	39.58%	40.28%	41.53%	43.31%	45.50%	47.03%	49.87%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	99.99%	100.00%	100.00%
Distribution of Receivables by Make: [1]									
Toyota and Scion	89.45%	89.02%	87.87%	86.99%					
Lexus	10.55%	10.98%	12.13%	13.01%	87.24%	87.18%	87.06%	85.87%	83.91%
Total	100.00%	100.00%	100.00%	100.00%	12.76%	12.82%	12.94%	14.13%	16.09%
Share of Original Assets:									
Percentage with Original Scheduled Payments > 60 months	55.51%	55.07%	55.30%	54.33%	54.29%	54.52%	57.35%	56.23%	49.18%
Percentage of Used Vehicles	17.64%	18.24%	18.97%	20.34%	19.94%	20.86%	21.38%	23.33%	26.33%

(1) Percentages may not add to 100.00% due to rounding

***Source:** Company Reports*

TOYOTA FINANCIAL SERVICES 39